UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-5717

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/07

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus

Worldwide Dollar

Money Market Fund, Inc.

The Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Worldwide Dollar Money Market, Inc., covering the six-month period from November 1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as cooling housing markets took their toll on consumer and business spending.Yet, labor markets remained quite strong, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly higher unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, high levels of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher quality stocks. We expect these developments to produce both challenges and opportunities in fixed-income markets, and your financial advisor can help determine the appropriate asset allocation strategy for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Worldwide Dollar Money Market Fund perform during the period?

For the six-month period ended April 30, 2007, the fund produced an annualized yield of 4.61% and, after taking into account the effects of compounding, an annualized effective yield of 4.70% .1

What is the fund’s investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic and foreign banks or their subsidiaries or branches; repurchase agreements; asset-backed securities; domestic and dollar-denominated foreign commercial paper; and other short-term corporate obligations, including those with floating or variable rates of interest; and dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies. Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

What other factors influenced the fund’s performance?

The reporting period proved to be a time of transition for the U.S. econ-omy.After expanding at a more robust rate earlier in 2006, the reporting period began in an environment of softening housing markets, declining energy prices and slower economic growth.The Federal Reserve Board (the “Fed”) lent credence to a more benign inflation outlook as it left short-term interest rates unchanged throughout the reporting period.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

While core inflation data remained elevated in the fall of 2006, the Fed indicated that it expected those pressures to moderate as the economy slowed. In fact, U.S. GDP growth had moderated to an annualized 2.0% in the third quarter of the year, and declines in consumer confidence and orders for durable goods suggested that the economy continued to slow in the fourth quarter, but at a pace that seemed to hold little risk of recession.

As 2007 began, some analysts began to predict that further economic weakness might compel the Fed to reduce interest rates later in the year. However, the U.S. economy appeared to gain new momentum in January, when the U.S. Department of Labor reported that weekly wages rose by a relatively robust inflation-adjusted 2.1% in 2006. Meanwhile, it was announced that the U.S. economy overall grew at an estimated 2.5% annualized rate in the fourth quarter, which generally was in line with expectations.Yet, inflation drove consumer prices higher at a relatively moderate 2.5% rate in 2006, the lowest annual increase since 2003.

The combination of moderate economic growth and subdued inflation delayed expectations of any changes in Fed policy. Indeed, some investors came to believe that the Fed would remain on the sidelines for much of 2007 as it scrutinized new economic data to assess the impact of its previous tightening campaign on the economy and inflation. The Fed did just that at its meeting in late January, when it left the federal funds rate at 5.25% for the fifth consecutive time.

Despite heightened volatility in equity markets and the well-publicized slowdown in the housing sector in late February, relatively robust job creation data and a dip in the unemployment rate to 4.5% seemed to ease fears that the long U.S. economic expansion might be ending. While consumers may be coming under greater pressure, in our view, it would be unusual to see a sharp drop-off in consumer spending while job growth remains robust.

The Fed apparently endorsed this view in late March, when it again left the federal funds rate at 5.25% . However, the wording of its accompanying announcement continued to suggest that the Fed viewed the risk of inflation as greater than the risk of recession, pushing back investors’ expectations of an eventual easing of monetary policy. Economic and inflation data remained mixed in April, including a modest 1.3% estimate for annualized GDP growth in the first quarter, reinforcing investors’ views that the Fed would remain on hold for some time.

As short-term interest rates climbed early in the reporting period, we maintained the fund’s weighted average maturity in a range we considered shorter than industry averages. After the Fed paused in its tightening campaign in August, we increased the fund’s weighted average maturity to the neutral range. However, with yield differences along the money market yield curve near historically narrow levels, it made little sense to establish a longer maturity position.

What is the fund’s current strategy?

Although the Fed left interest rates unchanged at its May meeting, it stands ready to change monetary policy as conditions warrant. Therefore, every piece of new economic data is likely to be scrutinized by analysts for its possible impact on monetary policy, making a relatively cautious investment posture prudent, in our view.

June 1, 2007

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s annualized yield and annualized effective yield would have been 4.57% and 4.67%, respectively.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Worldwide Dollar Money Market Fund, Inc. from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2007

Expenses paid per $1,000 †	$ 3.76
Ending value (after expenses)	$1,023.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2007

Expenses paid per $1,000 †	$ 3.76
Ending value (after expenses)	$1,021.08

† Expenses are equal to the fund’s annualized expense ratio of .75%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2007 (Unaudited)

	Principal
Negotiable Bank Certificates of Deposit—15.4%	Amount ($)	Value ($)

Allied Irish Banks N.A. Inc. (London)
5.30%, 8/23/07	10,000,000	10,000,000
Banco Bilbao Vizcaya Argentaria Puerto Rico (Yankee)
5.30%, 6/15/07	30,000,000	30,000,092
Barclays Bank PLC (Yankee)
5.25%, 6/8/07	25,000,000	25,000,000
Canadian Imperial Bank of Commerce (Yankee)
5.25%, 5/31/07	2,700,000	2,700,054
HBOS Treasury Services PLC (London) (Yankee)
5.25%—5.30%, 5/31/07—9/4/07	25,300,000	25,300,206
Union Bank of California, N.A.
5.32%, 5/29/07	16,000,000	15,999,939
Total Negotiable Bank Certificates of Deposit
(cost $109,000,291)		109,000,291

Commercial Paper—62.9%

Alliance & Leicester PLC
5.31%, 6/26/07	25,000,000	24,797,000
ASB Finance Ltd.
5.33%, 8/6/07	16,645,000 [a]	16,411,785
Atlantis One Funding Corp.
5.31%, 10/18/07	30,000,000 [a]	29,267,583
BNP Paribas Finance Inc.
5.31%, 5/1/07	30,000,000	30,000,000
Bryant Park Funding LLC
5.29%, 5/4/07	10,300,000 [a]	10,295,502
Chariot Funding LLC
5.28%, 6/5/07	30,000,000 [a]	29,848,042
Deutsche Bank Financial LLC
5.31%, 5/1/07	30,000,000	30,000,000
Edison Asset Securitization L.L.C.
5.26%, 6/1/07	13,470,000 [a]	13,410,496
FCAR Owner Trust, Ser. I
5.30%, 7/10/07	20,000,000	19,797,778
Goldman Sachs Group Inc.
5.29%, 5/25/07	25,000,000	24,912,750
Grampian Funding Ltd.
5.30%, 7/19/07	25,000,000 [a]	24,714,722

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Commercial Paper (continued)	Amount ($)	Value ($)

Harrier Finance Funding Ltd.
5.28%, 6/7/07	30,000,000 [a]	29,839,513
K2 (USA) LLC
5.31%, 5/21/07	20,000,000 [a]	19,941,667
Liquid Funding Ltd.
5.32%, 5/16/07	26,000,000 [a]	25,943,233
Premier Asset Collateralized Entity LLC
5.30%, 7/19/07	17,300,000 [a]	17,101,069
Raiffeisen Zentralbank Oesterreich
5.31%, 7/23/07	30,000,000	29,637,567
Scaldis Capital Ltd.
5.32%, 7/25/07	15,000,000 [a]	14,815,656
Simba Funding Corp.
5.30%, 6/18/07	30,000,000 [a]	29,790,800
Solitaire Funding Ltd.
5.31%, 5/8/07	25,000,000 [a]	24,974,528
Total Commercial Paper
(cost $445,499,691)		445,499,691

Corporate Notes—12.0%

Cullinan Finance Ltd.
5.32%, 3/27/08	30,000,000 [a,b]	29,997,264
Links Finance LLC
5.33%, 10/25/07	25,000,000 [a,b]	24,998,788
Westpac Banking Corp.
5.31%, 5/17/07	30,000,000 [b]	30,000,000
Total Corporate Notes
(cost $84,996,052)		84,996,052

Short-Term Bank Notes—3.5%

Bank of America N.A.
5.31%, 10/12/07
(cost $25,000,000)	25,000,000	25,000,000

	Principal
Time Deposits—5.7%	Amount ($)	Value ($)

Manufacturers & Traders Trust Company (Grand Cayman)
5.30%, 5/1/07	20,000,000	20,000,000
National Australia Bank Ltd. (Grand Cayman)
5.29%, 5/1/07	20,000,000	20,000,000
Total Time Deposits
(cost $40,000,000)		40,000,000

Total Investments (cost $704,496,034)	99.5%	704,496,034
Cash and Receivables (Net)	.5%	3,268,740
Net Assets	100.0%	707,764,774

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, these securities amounted to $341,350,648 or 48.2% of net assets. b Variable rate security—interest rate subject to periodic change.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Banking	53.5	Asset-Backed/Multi-Seller Programs	6.9
Asset-Backed/Structured		Asset-Backed/Certificates	4.2
Investment Vehicles	20.9	Brokerage Firms	3.5
Asset-Backed/Securities		Asset-Backed/Single Seller	2.8
Arbitrage Vehicles	7.7		99.5

† Based on net assets.
See notes to financial statements.

The Fund	9

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	704,496,034	704,496,034
Cash		2,378,557
Interest receivable		2,039,014
Prepaid expenses		36,236
		708,949,841

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		387,822
Payable for shares of Common Stock redeemed		655,790
Accrued expenses		141,455
		1,185,067

Net Assets ($)		707,764,774

Composition of Net Assets ($):
Paid-in capital		707,765,109
Accumulated net realized gain (loss) on investments		(335)

Net Assets ($)		707,764,774

Shares Outstanding
(25 billion shares of $.001 par value Common Stock authorized)		707,765,109
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2007 (Unaudited)

Investment Income ($):
Interest Income	18,809,635
Expenses:
Management fee—Note 2(a)	1,755,627
Shareholder servicing costs—Note 2(b)	889,515
Custodian fees	34,240
Professional fees	32,912
Registration fees	25,652
Directors’ fees and expenses—Note 2(c)	5,388
Miscellaneous	27,333
Total Expenses	2,770,667
Less—reduction in management fee
due to undertaking—Note 2(a)	(137,226)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(2,099)
Net Expenses	2,631,342
Investment Income-Net, representing net increase in
net Assets resulting from operations	16,178,293

See notes to financial statements.

The Fund	11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2007	Year Ended
	(Unaudited)	October 31, 2006

Operations ($):
Investment income—net, representing net
increase in net assets resulting from operations	16,178,293	29,833,003

Dividends to Shareholders from ($):
Investment income—net	(16,178,293)	(29,833,003)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	261,826,381	465,077,625
Dividends reinvested	15,750,952	28,922,295
Cost of shares redeemed	(270,321,328)	(533,456,157)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	7,256,005	(39,456,237)
Total Increase (Decrease) in Net Assets	7,256,005	(39,456,237)

Net Assets ($):
Beginning of Period	700,508,769	739,965,006
End of Period	707,764,774	700,508,769

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2007		Year Ended October 31,

	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.023	.041	.021	.005	.006	.016
Distributions:
Dividends from
investment income—net	(.023)	(.041)	(.021)	(.005)	(.006)	(.016)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	4.66[a]	4.20	2.14	.50	.62	1.62

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.79[a]	.82	.84	.85	.82	.82
Ratio of net expenses
to average net assets	.75[a]	.75	.75	.75	.75	.75
Ratio of net investment income
to average net assets	4.61[a]	4.12	2.08	.49	.62	1.63

Net Assets, end of period
($ x 1,000)	707,765	700,509	739,965	851,019	967,440	1,147,581

[a] Annualized.
See notes to financial statements.

The Fund	13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Worldwide Dollar Money Market Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of the Mellon Financial Corporation. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies. The new company will be called The Bank of New York Mellon Corporation.As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities

The Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The fund has an unused capital loss carryover of $335 available for federal income tax purposes to be applied against future net securities profit, if any, realized subsequent to October 31, 2006. If not applied, $208 of the carryover expires in fiscal 2008 and $127 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2006 were all ordinary income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from November 1, 2006 through April 30, 2007 to reduce the management fee paid by the fund, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .75% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $137,226 during the period ended April 30, 2007.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2007, the fund was charged $427,910 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2007, the fund was charged $349,395 pursuant to the transfer agency agreement.

The components of Due to the Dreyfus Corporation and affiliates consist of: management fees $294,155, chief compliance officer fees $3,407, sub transfer agency fees $12 and transfer agency per account fees $120,000 which are offset against an expense reimbursement currently in effect in the amount of $29,752.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTES

For More Information

Dreyfus Worldwide Dollar		Transfer Agent &
Money Market Fund, Inc.		Dividend Disbursing Agent
200 Park Avenue
		Dreyfus Transfer, Inc.
New York, NY	10166
		200 Park Avenue
Manager		New York, NY 10166
The Dreyfus Corporation		Distributor
200 Park Avenue
		Dreyfus Service Corporation
New York, NY	10166
		200 Park Avenue
Custodian		New York, NY 10166
The Bank of New York
One Wall Street
New York, NY	10286

Ticker Symbols:	DWDXX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

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Nomination submissions are required to be accompanied by a written consent of the individual to stand election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.

By:	/s/ J. David Officer
J. David Officer
President

Date:	June 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

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By:	/s/ J. David Officer
J. David Officer
President

Date:	June 19, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	June 10, 2007

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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